EXHIBIT 3.13


                                  BY-LAW NO. 1

          A By-law relating generally to the conduct of the affairs of

                             APOLLO GOLD CORPORATION

                     (hereinafter called the "Corporation")

BE IT ENACTED and it is hereby enacted as a By-law of the Corporation as follows:

INTERPRETATION

1. In this By-law, and all other By-laws of the Corporation, unless the context otherwise specifies or requires:

     (a) "Act" means the Business Corporations Act, Revised Statutes of Yukon 1986, Chapter 15 from time to time amended and every statute that may be substituted therefor and, in the case of such substitution, any references in the By-laws of the Corporation to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

     (b)  "board" means the board of directors of the Corporation;

     (c) "By-law" means any By-law of the Corporation from time to time in force and effect;

     (d) "Regulations" means the Regulations made under the Act as from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the By-laws of the Corporation to provisions of the Regulation shall be read as references to the substituted provisions therefor in the new regulations;

     (e) all terms which are contained in the By-laws of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations; and

     (f) the singular shall include the plural and the plural shall include the singular; the masculine shall include the feminine; and the word "person" shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

SEAL

2. The Corporation may but need not have a corporate seal. Any corporate seal adopted for the Corporation shall be such as the board may by resolution from time to time approve.

REGISTERED  OFFICE

3. Until changed in accordance with the Act, the registered office of the Corporation shall be in the City of Whitehorse in the Yukon Territory and at such location therein as the board may from time to time by resolution determine.

DIRECTORS

4. DUTIES AND NUMBER. The directors shall manage or supervise the management of the business and affairs of the Corporation. The board of directors shall consist of the number of directors set out in the articles of the


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Corporation  or, if the number of directors has since been changed the number of directors in office at the date hereof or, where a minimum and a maximum number is provided for in the articles, such number of directors as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors.

5. TERM OF OFFICE. A director's term of office (subject to the provisions, if any, of the articles of the Corporation and to the provisions of the Act) shall be from the date on which he is elected or appointed until the close of annual meeting next following.

6. VACATION OF OFFICE. The office of a director shall ipso facto be vacated: (a) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (b) if he is found to be a mentally incompetent person or of unsound mind; or (c) subject to the provisions of the Act, if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is received by the Corporation or at the time specified in the notice, whichever is later.

7. ELECTION AND REMOVAL. Directors shall be elected by the shareholders on a show of hands unless a ballot is demanded in which case such election shall be by ballot. The whole board shall retire at the annual meeting at which the yearly election of directors is to take place but, if qualified, any retiring director shall be eligible for re-election; provided always that the shareholders of the Corporation may, by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office and a vacancy created by the removal of a director may be filled at the meeting of the shareholders at which the director is removed.

MEETINGS OF DIRECTORS

8.     PLACE  OF  MEETING.   Meetings  of  the  board  and  of  the committee of
directors,  if  any,  may  be  held  at  any  place  within or outside the Yukon
Territory.

9. NOTICE. A meeting of directors may be convened by the board, the Chairman of the Board, the Vice-Chairman of the Board, the President if he is a director, a Vice-President who is a director or any two directors at any time and the Secretary, when directed or authorized by any of such officers or any two directors, shall convene a meeting of directors. Subject the Act the notice of any such meeting need not specify the purpose of or the business to be transacted at the meeting. Notice of any such meeting shall be served in the manner specified in paragraph 82 of this By-law not less than two days (exclusive of the day on which the notice is delivered or sent but inclusive of the day for which notice is given) before the meeting is to take place; provided always that a director may in any manner and at any time waive notice of a meeting of directors and the attendance of a director at a meeting of directors shall constitute a waiver of notice of the meeting and a formal written waiver need not be signed except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. Any waiver of notice shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

For the first meeting of the board to be held immediately following the election of directors by the shareholders or for a meeting of the board at which a director is appointed to fill a vacancy in the board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

10. QUORUM. A majority of the directors required by the articles shall form a quorum for the transaction of business and, notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of directors. No business shall be transacted at a meeting of directors unless a quorum of the board is present. If the Corporation has fewer than three directors, all of the directors must be present at any meeting of directors to constitute a quorum.


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If  all  of  the directors of the Corporation present at or participating in the meeting consent, a meeting of directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such meeting by such means is deemed for the purpose of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

11. VOTING. Questions arising at any meeting of the board shall be decided by a majority of votes. In case of an equality of votes the chairman of the meeting in addition to his original vote shall not have a second or casting vote.

12. RESOLUTION IN LIEU OF MEETING. Notwithstanding any of the foregoing provisions of this By-law, any By-law or resolution in writing signed by all the directors entitled to vote on that By-law or resolution at a meeting of the directors or a committee of directors, if any, is as valid as if it had been passed at a meeting of the directors or the committee of directors, if any.

13. REGULAR MEETINGS. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

14. ADJOURNED MEETING. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

REMUNERATION OF DIRECTORS

15. The remuneration to be paid to the directors shall be such as the board shall from time to time determine. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL

16. The board in its discretion may submit any contract, act or transaction for approval, confirmation or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the provisions of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other By-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

CONFLICT OF INTEREST

17. A director or officer who is a party to, or who is a director or officer or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation or request to have entered in the minutes of the meetings of the directors the NATURE and extent of his interest at the time and in the manner provided by the Act. Any such contract or transaction or proposed contract or transaction shall be referred to the board or shareholders for approval even if


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such  contract  is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as permitted by the Act. Subject to the provisions of the Act the contract or transaction is not void or voidable if made prior to the board or shareholders approval.

FOR THE PROTECTION OF DIRECTORS AND OFFICERS

18. In supplement of and not by way of limitation upon any rights conferred upon directors by the Act, it is declared that no director shall be disqualified by his office from, or vacate his office by reason of, holding any office or place of profit under the Corporation or under any body corporate in which the Corporation shall be a shareholder OR by reason of being otherwise in any way directly or indirectly interested or contracting with the Corporation either as vendor, purchaser or otherwise or being concerned in any contract or arrangement made or proposed to be entered into with the Corporation in which he is in any way directly or indirectly interested either as vendor, purchaser or otherwise nor shall any director be liable to account to the Corporation or any of its shareholders or creditors for any profit arising from any such office or place of profit; and, subject to the provisions of the Act, no contract or arrangement entered into by or on behalf of the Corporation in which any director shall be in any way directly or indirectly interested shall be avoided or voidable and no director shall be liable to account to the Corporation or any of its shareholders or creditors for any profit realized by or from any such contract or arrangement by reason of any fiduciary relationship. Notwithstanding the provisions of the Act, every director and officer shall declare any material interest in respect of a material transaction, material contract, proposed material contract or proposed material transaction with the Corporation or an affiliate of the Corporation in which such director or officer is in any way directly or indirectly interested and any director shall refrain from voting in respect of such contract, proposed contract or transaction.

19. Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortuous act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The directors for the time being of the Corporation shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Corporation, except such as shall have been submitted to and authorized or approved by the board. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a company which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or company, as the case may be, from receiving proper remuneration for such services.

20. Any director may engage an independent certified accountant, barrister, solicitor, attorney at law, or other professional advisor at the Corporation's expense under appropriate circumstances where such director has a reasonable need for independent professional advice in order to determine his or her duty as a director of the Corporation with respect to any matter within the scope of his or her responsibilities as a director. A director seeking appointment of an independent professional advisor under such circumstance shall file with the Secretary of the Corporation a written request stating the type of professional advisor whose engagement is requested and the nature of the matter as to which independent professional advice is sough in reasonable detail. The Corporation's Secretary shall forthwith transmit such request to the chairman and members of the Corporation's Audit and Finance Committee and shall call a meeting of the Audit and Finance


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Committee  in  accordance with these By-laws within a period reasonable in light of the stated need for independent professional advice. The director making the request shall be given notice of such meeting and may appear at such to present evidence and argument in support of his or her request. The decisions of the Audit and Finance Committee whether to grant or to deny appointment of an independent professional advisor and as to any conditions that may be imposed upon such engagement as expressed by resolution of such committee duly adopted by majority vote of its members, shall be final and not subject to appeal.

INDEMNITIES TO DIRECTORS AND OFFICERS

21. Subject to the Act, every director or officer of the Corporation, every former director or officer of the Corporation, every person serving at the request of the Corporation who performs functions for the Corporation similar to those normally performed by an officer of the Corporation and every person who acts or has acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and that individual's heirs, executors, administrators and other legal personal representatives shall from time to time be indemnified and saved harmless by the Corporation from and against:

     (a) any and all liability, costs, charges and expenses including, without limitation, any amount paid to defend or to settle an action or proceedings or to satisfy a judgment which is reasonably incurred by such individual in respect of any civil, criminal, action, suit or administrative proceeding that is proposed or commenced against such individual for or in respect of the execution of the duties of such individual's office or by reason of such individual being or having been a director or officer of the Corporation or such body corporate; and

     (b) all other costs, charges and expenses that such individual sustains or incurs in respect of the affairs of the Corporation.

Expenses (including legal fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately by determined that he is not entitled to be indemnified by the Corporation pursuant to this paragraph 21. Such expenses (including legal fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board deems appropriate.

The Corporation shall also indemnify such individual in such other circumstances as the Act or law permits or requires. Nothing herein shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions hereof.

INSURANCE

22. The Corporation may purchase and maintain insurance for the benefit of any person referred to in paragraph 21 of this By-law against such liabilities and in such amounts as the board may from time to time determine and are permitted by the Act.

OFFICERS

23. APPOINTMENT. The board shall annually or oftener as may be required appoint a President and a Secretary and, if deemed advisable, may annually or oftener as may be required appoint a Chairman of the Board, a Vice-Chairman of the Board, a Managing Director, a President, one or more Vice-Presidents, a Treasurer, one or more Assistant Secretaries and/or one or more Assistant Treasurers. A director may be appointed to any office of the Corporation but none of the officers except the Chairman of the Board, the Vice-Chairman of the Board and the Managing Director need be a member of the board. Two or more of the aforesaid offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The board may from time to time appoint such other officers and agents as it.


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shall  deem  necessary,  who  shall  have  such authority and shall perform such duties as may from time to time be prescribed by the board.

24. REMUNERATION AND REMOVAL. The remuneration of all officers appointed by the board shall be determined from time to time by resolution of the board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board at any time, with or without cause.

25. POWERS AND DUTIES. All officers shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the board.

26. DUTIES MAY BE DELEGATED. In the case of the absence or inability to act of any officer of the Corporation except the Managing Director or for any other reason that the board may deem sufficient the board may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

27. THE CHAIRMAN. The Chairman shall have the power to call special meetings of shareholders, to call special meetings of the board and, if present, to preside at all meetings of shareholders and all meetings of board. The Chairman shall perform all duties incident to the office of Chairman of the board and all such other duties as may from time to time be assigned to him by the board or these By-laws.

28. THE CHIEF EXECUTIVE OFFICER AND PRESIDENT. The Chief Executive Officer and President, which titles shall be interchangeable, shall be the chief executive officer of the Corporation and shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the board, and shall see that all orders and resolutions of the board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the board or by these By-laws.

29.     VICE  PRESIDENT.   Vice  Presidents, if any, in order of their seniority
or in any other order determined by the board, shall generally assist the President and perform such other duties as the board or the President shall prescribe, and in the absence or disability or the President, shall perform appending titles indicating the area of primary functional responsibility assigned by the President, including, for example, Chief Operating Officer.

30. THE GENERAL COUNSEL. The General Counsel shall be a Vice-President of the Corporation having all of the authority and duties of a Vice President and having the primary duty to act as chief legal officer of the Corporation, to advise the Chairman and the President of the Corporation on matters of law, to supervise all other legal counsel retained by the Corporation, whether independent or employees, and to provide legal representation to the Corporation on those matters for which the board, the Chairman, or the President may request representation on behalf of the Corporation. Subject to the General Counsel's independent obligations under laws, regulations, orders and rules of professional responsibility governing the practice of law generally, the General Counsel shall act under the supervision and control of the board, the Chairman, and the President.

31. THE SECRETARY. The Secretary shall, to the extent practicable attend all meetings of the board and all meetings of shareholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the board when so requested by such committee. He shall give or cause to be given notice of all meetings of shareholders and of the board, shall perform such other duties as may be prescribed by the board, the Chairman or the President and shall act under the supervision of the Chairman. He shall keep in safe custody the deal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation (the "Treasurer"), or an Assistant Secretary or Assistant Treasurer of


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the  Corporation.  He  shall  keep  in  safe  custody  the certificate books and shareholder records and such other books and records of the Corporation as the board, the Chairman or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the board, the Chairman or the President.

32. ASSISTANT SECRETARIES. Assistant Secretaries of the Corporation ("Assistant Secretaries"), if any, in order of their seniority or in any other order determined by the board, shall generally assist the Secretary and perform such other duties as the board or the Secretary shall prescribe, and in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

33.     THE  CHIEF  FINANCIAL  OFFICER.   The  Chief  Financial  Officer  of the
Corporation shall be the Vice President of the Corporation having all of the authority and duties of a Vice President and having the primary duty to plan, to carry out, and to report upon the financial affairs of the Corporation, including supervision of the Treasurer and the Controller of the Corporation in the performance of their duties, subject to the control of the board and the President. The Chief Financial Officer shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of the chief financial officer of a corporation. When required by the board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the board shall approve.

34. THE TREASURER. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the board or any officer or offers, or any officer and agent jointly, duly authorized by the board, shall form time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the President and the Chief Financial Officer. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of treasurer of a corporation. When required by the board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the board shall approve.

35. ASSISTANT TREASURER. Assistant Treasurers of the Corporation ("Assistant Treasurers"), if any, in order of their seniority or in any other order determined by the board, shall generally assist the Treasurer and perform such other duties as the board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

36. THE CONTROLLER. The Controller shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the board, the Chairman, the President or the Chief Financial Officer shall so request. He shall perform all other necessary actions and duties in connection with administration of the accounting affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of controller of a corporation. When required by the board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the board shall approve.

37. ASSISTANT CONTROLLERS. Assistant Controllers of the Corporation ("Assistant Controllers"), if any, in order of their seniority or in any other order determined by the board, shall generally assist the Controller and perform such other duties as the board or the Controller shall prescribe, and, in the absence or disability of the Controller, shall perform the duties and exercise the powers of the Controller.

38. VACANCIES. If the office of any officer of the Corporation shall be or become vacant by reason of death, resignation, disqualification or otherwise, the directors by resolution shall, in the case of the President or the Secretary, and may, in the case of any other office, appoint a person to fill such vacancy.


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BORROWING AND SECURITIES

39.     BORROWING  POWER.   Without   limiting  the   borrowing  powers  of  the
Corporation as set forth in the Act, the board may, without authorization of the shareholders, from time to time:

     (a)  borrow  money  upon  the  credit  of  the  Corporation;

     (b) issue, reissue, sell or pledge debt obligations of the Corporation, whether secured or unsecured;

     (c) subject to the Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

     (d) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, tangible or intangible, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any obligation of the Corporation.

40. DELEGATION. The board may from time to time by resolution delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by paragraph 4 of this By-law or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

COMMITTEES

41. COMMITTEE OF DIRECTORS. The board may appoint a committee of directors, however designated, and delegate to such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of directors has no authority to exercise.

42. TRANSACTION OF BUSINESS. The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside the Yukon.

43. AUDIT AND FINANCE COMMITTEE. If the Corporation is an offering corporation the board shall elect annually from among its number a Audit and Finance Committee to be composed of not fewer than three directors of whom a majority shall not be officers of employees of the Corporation or its affiliates. The Audit and Finance Committee shall have the duties and powers provided in the Act.

44.     ADVISORY  COMMITTEES.   The  board  may  from  time to time appoint such
other committees as it may deem advisable, but the functions of any such other committees shall be advisory only.

45. PROCEDURE. Unless otherwise determined by the board, each committee shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure. To the extent that the board or the committee does not establish rules to regulate the procedure of the committee, the provisions of this By-law applicable to meetings of the board shall apply mutatis mutandis.

SHAREHOLDERS' MEETINGS

46. ANNUAL MEETING. The annual meeting of the shareholders shall be held on such day in each year and at such time as the directors may by resolution determine and shall be held at any place in or outside the Yukon specified in the articles as the directors determine or, in the absence of such determination, at the place where the registered office of the Corporation is located.

47. SPECIAL MEETINGS. Special meetings of the shareholders may be convened by order of the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President if he is a director, a Vice-President who is a director or by the board at any date and time and subject to the articles and any unanimous shareholder agreement shall be held at any place in or outside the Yukon as the directors may determine or, in the absence of such determination, at the place where the registered office of the Corporation is located.

48. NOTICE. A printed, written or typewritten notice stating the day, hour and place of meeting shall be given by serving such notice on each shareholder entitled to vote at such meeting, on each director and on the auditor of the Corporation in the manner specified in paragraph 52 of this By-law, not less than ten days or if the Corporation is an offering corporation not less than twenty-one days but in either case not more than fifty days (in each case, subject to the Act, exclusive of the day on which the notice is delivered or sent and of the day for which notice is given) before the date of the meeting. Notice of a meeting at which special business is to be transacted shall state or be accompanied by a statement of (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (b) the text of any special resolution or By-law to be submitted to the meeting.

49. WAIVER OF NOTICE. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of a meeting of shareholders and attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting and a formal written waiver need not be signed except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

50. OMISSION OF NOTICE. The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any shareholder or shareholders, director or directors or the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

51. PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditor of the Corporation and others who, although not entitled to vote are entitled or required under any provision of the Act or the articles or the By-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

52. LIST OF SHAREHOLDERS ENTITLED TO NOTICE. For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to paragraph 53 of this By-law, the shareholders listed shall be those registered at the close of business not later than 10 days after such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day of which the meeting is held. The list shall be available for examination by any shareholders during normal business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

53. RECORD DATE FOR NOTICE. The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven days before such record date by newspaper advertisement in the manner provided on the Act and, if any shares of the Corporation are listed for trading on a stock exchange in Canada, by written notice to each such stock exchange. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.

54.     MEETINGS WITHOUT NOTICE.   A meeting of shareholders may be held without
notice  at  any  time  and  place  permitted  by  the  Act  if:

     (a) all the shareholders entitled to vote thereat are present in person or represented by proxy waive notice of or otherwise consent to such meeting being held; and

     (b) the auditor and the directors are present or waive notice of or otherwise consent to such meeting being held, so long as such shareholders, auditor or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

55. VOTES. Every question submitted to any meeting of shareholders shall be decided in the first instance by a show of hands unless a person entitled to vote at the meeting has demanded a ballot and in the case of an equality of votes the chairman of the meeting shall both on a show of hands and on a ballot not have a second or casting vote in addition to the vote or votes to which he may be otherwise entitled.

At any meeting unless a ballot is demanded a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

In the event the Chairman of the Board and the Vice-Chairman of the Board are absent and the President is absent or is not a director and there is no Vice-President present who is a director, the persons who are present and entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair then the persons who are present and entitled to vote shall choose one of their number to be chairman.

A ballot may be demanded either before or after any vote by show of hands by any person entitled to vote at the meeting. If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of directors, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

Where two or more persons hold the same share or shares jointly one of those holders present at a meeting of shareholders may, in the absence of the other or others, vote the share or shares but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the share or shares jointly held by them.

56. RIGHT TO VOTE. Subject to the provisions of the Act as to authorized representatives of any body corporate or association, at any meeting of shareholders for which the Corporation has prepared the list referred to in paragraph 52 of this By-law, every person who is named in such list shall be entitled to vote the shares shown opposite his name except to the extent that, where the Corporation has fixed a record date in respect of such meeting pursuant to paragraph 53 of this By-law, such person has transferred any of his shares after such record date and the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such case the transferee shall be entitled to vote the transferred shares at the meeting. At any meeting of shareholders for which the Corporation has not prepared the list referred to in paragraph 52 of this By-law, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

57. PROXIES. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or an attorney authorized in writing who may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney authorized in writing and shall conform with the requirements of the Act. If the Corporation is an offering corporation a proxy appointing a proxyholder ceases to be valid one year from its date.

58. TIME FOR DEPOSIT OF PROXIES. The board may by resolution specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of any part of a non-business day, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, only if it has been received by the Secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic or cable or telex or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

59. ADJOURNMENT. The chairman of any meeting may with the consent of the meeting adjourn the same from time to time to a fixed time and place and no notice of such adjournment need be given to the shareholders unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more in which case subject to of the Act notice of the adjourned meeting shall be given as for an original meeting. Any business may be brought before or dealt with at any adjourned meeting for which no notice is required which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

60. QUORUM. The holders of at least one-third of the shares entitled to vote at a meeting of shareholders, personally present or represented by proxy, shall constitute a quorum of any meeting of any class of shareholders. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 58 of this By-law with regard to notice shall apply to such adjournment.

61. ELECTRONIC MEETINGS AND VOTING. A meeting of shareholders may be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to hear each other during the meeting, and any vote at that meeting of shareholders may be held entirely by means of that communication facility A meeting of shareholders may also be held at which some, but not all, persons entitled to attend may participate and vote, by means of telephonic, electronic or other during the meeting/such a communication facility, if the Corporation makes one available. A person participating in a meeting by such means is deemed to be present at the meeting. Any vote at a meeting of shareholders may be also held entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes one available, even if none of the persons entitled to attend otherwise participates in the meeting by means of communication facility. For the purposes of voting, a communication facility that is made available by the Corporation must enable the votes to be gathered in a manner that permits their subsequent verification and permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

62.     ONLY  ONE  SHAREHOLDER.   Where the Corporation has only one shareholder
or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

SHARES

63. ALLOTMENT AND ISSUANCE. Subject to the provisions of the Act and any unanimous shareholder agreement, shares in the capital of the Corporation may be allotted and issued by resolution of the board at such time and on such terms and conditions and to such persons or class or classes of persons as the board determines provided that no share shall be issued until it is fully paid as provided by the Act.

64. CERTIFICATES. Share certificates and the form of stock transfer power on the reverse side thereof shall (subject to the Act) be in such form as the board may by resolution approve and such certificates shall be manually signed by the Chairman of the Board or the Vice-Chairman of the Board or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing and need not be under corporate seal.

The signature of the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they had been signed manually. Where the Corporation has appointed a registrar, transfer agent or branch transfer agent or other authenticating agent for the shares (or for the shares of any class or classes) of the Corporation the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (or the shares of any class or classes in respect of which any such appointment has been made) of the Corporation and when manually countersigned by or on behalf of a registrar, transfer agent or branch transfer agent or other authenticating agent such certificates so signed shall be as valid to all intents and purposes as if they had been manually signed by the aforesaid officers. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.

65. COMMISSIONS. The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

TRANSFER OF SECURITIES

66. REGISTRATION OF TRANSFERS. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board. Certificates representing shares to be transferred shall be surrendered and cancelled.

67. TRANSFER AGENT AND REGISTRAR. The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any. One person may be designated both registrar and transfer agent.

68.     SECURITIES  REGISTERS.   The  securities  register  and  the register of
transfers of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in the Yukon as may from time to time be designated by resolution of the board and a branch register or registers of transfers may be kept at such office or offices of the Corporation or other place or places, either within or outside the Yukon, as may from time to time be designated by resolution of the directors.

69.     SURRENDER  OF Certificates.   No transfer of shares shall be recorded or
registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

70. NON-RECOGNITION OF TRUSTS. Subject to the provisions provided by the Act, the Corporation may treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

71. SHAREHOLDER INDEBTED TO THE CORPORATION. Subject to the Act, the Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer of such share.

72. REPLACEMENT OF SHARE CERTIFICATES. The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

73. JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such shares.

74. DECEASED SHAREHOLDERS. In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.

DIVIDENDS

75. The directors may from time to time by resolution declare and the Corporation may pay dividends on the issued and outstanding shares in the capital of the Corporation subject to the provisions (if any) of the articles of the Corporation.

76. DIVIDEND CHEQUES. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

77.     NON-RECEIPT  OF  Cheques.   In  the event of non-receipt of any dividend
cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non- receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

78. RECORD DATE FOR DIVIDENDS AND RIGHTS. The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

79.     UNCLAIMED  DIVIDENDS.   Any  dividend  unclaimed  after  a period of six
years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

VOTING SHARES AND SECURITIES IN OTHER COMPANIES

80. All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the board of the Corporation shall from time to time determine. The proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the board.

INFORMATION AVAILABLE TO SHAREHOLDERS

81.     Except  as  provided  by  the  Act,  no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

82. The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no


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shareholder  shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the board or by a resolution of the shareholders.

NOTICES

83. SERVICE. Any notice or other document required by the Act, the Regulations, the articles or the By-laws to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by prepaid transmitted facsimile, email or recorded communication to any such shareholder at his latest address as shown in the records of the Corporation or its transfer agent and to any such director at his latest address as shown in the records of the Corporation or the most recent notice filed under the Act, whichever is the most current and to the auditor at his business address. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing; and a notice so sent by any means of transmitted facsimile, email or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The Secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

84. SHARES REGISTERED IN MORE THAN ONE NAME. All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficiently given to all the holders of such shares.

85. PERSONS BECOMING ENTITLED BY OPERATION OF LAW. Subject to the Act every person who by operation of law, transfer or any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which, previous to his name and address being entered in the records of the Corporation, shall be duly given to the person or persons from whom he derives his title to such share or shares.

86. DECEASED SHAREHOLDERS. Subject to the Act any notice or other document delivered or sent by post, prepaid transmitted, recorded communication or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

87. SIGNATURE TO NOTICES. The signature of any director or officer of the Corporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

88. PROOF OF SERVICE. A certificate of the Chairman of the Board (if any), the President, a Vice-President, the Secretary or the Treasurer or of any other officer of the Corporation in office at the time of the making of the certificate or of a transfer officer or any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.


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89.     COMPUTATION  OF  TIME.   Subject  to  paragraph  9  of  this  By-law, in
computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event both the date of giving the notice and the date of the meeting or other event shall be excluded.

90. OMISSIONS AND ERRORS. THE ACCIDENTAL OMISSION TO GIVE ANY NOTICE TO ANY SHAREHOLDER, DIRECTOR, OFFICER, AUDITOR OR MEMBER of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise found thereon.

91. WAIVER OF NOTICE. Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the By-laws or otherwise such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or of a committee of the board which may be given in any manner.

EXECUTION OF INSTRUMENTS

92. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by:

     (a) the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President or a Vice-President and the Secretary or the Treasurer, Or

     (b)  any  two  directors;

and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board shall have power from time to time by resolution to appoint any officer or officers, or any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

The corporate seal of the Corporation, if any, may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board but any such contract, document or instrument is not invalid merely because the corporate seal, if any, is not affixed thereto.

The term "contracts, documents or instruments in writing" as used in this By-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

In particular without limiting the generality of the foregoing:

     (a) the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President or a Vice-President and the Secretary or the Treasurer, Or

     (b)  any  two  directors

shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.


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The  signature  or signatures of the Chairman of the Board, the Vice-Chairman of
the  Board,  the  Managing   Director,  the  President,  a  Vice-President,  the
Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer or any director of the Corporation and/or of any other officer or officers, person or persons, appointed as aforesaid by resolution of the board may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.

FINANCIAL YEAR

93. The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.

COUNTERPARTS

94. Any resolution of the board or a Committee of the Corporation permitted to be signed in writing may be signed in one or more counter parts and each of such counter part shall be taken together and constitute a single document.

CORPORATE OPPORTUNITIES

95. For the purpose of this paragraph 95 the following terms shall have the following meanings:

     (a) "fiduciary" shall mean any director, officer or employee of the Corporation owing a fiduciary duty to the Corporation;

     (b) "corporate opportunity(ies)" means those opportunities presented to a fiduciary in his capacity as a person associated with the Corporation; that is to say, if not for his position in the Corporation he would not have received the opportunity;

     (c)  "personal   opportunity(ies)"   means  all  opportunities  other  than
          corporate  opportunities.

A fiduciary is allowed to retain those opportunities presented to him as personal opportunities and to allocate such personal opportunities at his own discretion. No obligation shall exist on the part of a fiduciary to disclose to the Corporation, its board or its shareholders of any personal opportunities presented to him. Should a corporate opportunity come to the knowledge of a fiduciary and at a meeting of the board the directors of the Corporation have an opportunity in relation to the Corporation's own present state of development and/or finances and such fiduciary declares his interest in the said corporate opportunity and if entitled to vote refrains from voting at the said meeting and the board on behalf of the Corporation determines it shall participate but to such an extent that the corporate opportunity is not fully taken up, then the fiduciary will be permitted in such circumstances to treat the said corporate opportunity as a person opportunity to the extent the Corporation either rejects the opportunity or participates therein to less than the full extent available.

EFFECTIVE DATE

96. This By-law shall come into effect upon Articles of Continuance of the Corporation being filed under the Act.


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     Upon  this  By-law  coming   into  effect,  the  previous  by-laws  of  the
Corporation are repealed provided that such repeal shall not affect the previous operation of such by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.


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